Mortgage Lenders Network
Mortgage Pass-Through Certificates
Record Date:           11/30/1998
Distribution Date:     12/28/1998


MLN  Series: 1998-1
Contact: Customer Service - Columbia,  MD
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         11000 Broken Land Parkway
         Columbia, MD 21044
         Telephone: (301) 815-6600
         Fax:       (410) 884-2369


                                             Certificateholder Distribution Summary

                       Certificate      Certificate        Beginning
                          Class        Pass-Through      Certificate       Interest      Principal
Class          CUSIP   Description             Rate          Balance   Distribution   Distribution
     A         61913JAA4         SEN          6.75500%    104,923,709.79      590,633.05    1,770,003.32
     R         MLN98001R         OC           0.00000%            302.37            0.00            0.00
Totals                                                    104,924,012.16      590,633.05    1,770,003.32

                                       Certificateholder Distribution Summary (continued)

                          Current                Ending                                       Cumulative
                         Realized           Certificate                   Total                 Realized
Class                        Loss               Balance            Distribution                   Losses
A                              0.00         103,153,706.47             2,360,636.37                      0.00
R                              0.00                 302.37                     0.00                      0.00
Totals                         0.00         103,154,008.84             2,360,636.37                      0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.
Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

                                                Principal Distribution Statement

                        Original         Beginning        Scheduled     Unscheduled
                            Face       Certificate        Principal       Principal                     Realized
Class                     Amount           Balance     Distribution    Distribution     Accretion       Loss (1)
A                   120,000,000.00     104,923,709.79        113,413.64     1,656,589.68           0.00            0.00
R                           302.37             302.37              0.00             0.00           0.00            0.00
Totals              120,000,302.37     104,924,012.16        113,413.64     1,656,589.68           0.00            0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

                                          Principal Distribution Statement (continued)

                                   Total               Ending              Ending            Total
                               Principal          Certificate         Certificate        Principal
Class                          Reduction              Balance          Percentage     Distribution
A                             1,770,003.32        103,153,706.47           0.85961422      1,770,003.32
R                                     0.00                302.37           1.00000000              0.00
Totals                        1,770,003.32        103,154,008.84           0.85961457      1,770,003.32

                                              Principal Distribution Factors Statement

                          Original          Beginning         Scheduled        Unscheduled
                              Face        Certificate         Principal          Principal
Class (2)                   Amount            Balance      Distribution       Distribution        Accretion
A                     120,000,000.00        874.36424825         0.94511367         13.80491400        0.00000000
R                             302.37       1000.00000000         0.00000000          0.00000000        0.00000000

(2) All Classes are Per $1,000 Denomination

                                      Principal Distribution Factors Statement (continued)

                                              Total                Ending              Ending             Total
                        Realized          Principal           Certificate         Certificate         Principal
Class                   Loss (3)          Reduction               Balance          Percentage      Distribution

A                       0.00000000         14.75002767            859.61422058          0.85961422        14.75002767
R                       0.00000000          0.00000000          1,000.00000000          1.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

                                                 Interest Distribution Statement

                                                      Beginning                       Payment of
                      Original        Current      Certificate/            Current        Unpaid         Current
                          Face    Certificate          Notional            Accrued     Interest         Interest
Class                   Amount           Rate           Balance           Interest     Shortfall       Shortfall
A                 120,000,000.00        6.75500%     104,923,709.79          590,633.05           0.00             0.00
R                         302.37        0.00000%             302.37                0.00           0.00             0.00
Totals            120,000,302.37                                             590,633.05           0.00             0.00

                                            Interest Distribution Statement (continued)

                                                                                   Remaining            Ending
                     Non-Supported                                  Total             Unpaid      Certificate/
                          Interest            Realized           Interest          Interest           Notional
 Class                   Shortfall          Losses (4)       Distribution          Shortfall           Balance
 A                              0.00                0.00           590,633.05                0.00     103,153,706.47
 R                              0.00                0.00                 0.00                0.00             302.37
 Totals                         0.00                0.00           590,633.05                0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.

                                            Interest Distribution Factors Statement

                                                          Beginning                        Payment of
                        Original        Current        Certificate/          Current           Unpaid          Current
                            Face    Certificate            Notional          Accrued        Interest          Interest
Class (5)                 Amount           Rate             Balance         Interest        Shortfall        Shortfall
A                   120,000,000.00        6.75500%         874.36424825        4.92194208        0.00000000        0.00000000
R                           302.37        0.00000%        1000.00000000        0.00000000        0.00000000        0.00000000

(5) All Classes are Per $1,000 Denomination

                                       Interest Distribution Factors Statement (continued)

                                                                            Remaining              Ending
                  Non-Supported                               Total            Unpaid        Certificate/
                       Interest         Realized           Interest          Interest            Notional
Class                 Shortfall       Losses (6)       Distribution         Shortfall             Balance
A                     0.00000000        0.00000000         4.92194208          0.00000000          859.61422058
R                     0.00000000        0.00000000         0.00000000          0.00000000         1000.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankrupcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.



                                                      CERTIFICATE ACCOUNT

Beginning Balance                                                                                        0.00
Deposits
    Payments of Interest and Principal                                                           2,197,879.43
    Liquidations, Insurance Proceeds, Reserve Funds                                                      0.00
    Proceeds from Repurchased Loans                                                                      0.00
    Other Amounts (Servicer Advances)                                                              222,199.09
    Realized Losses                                                                                      0.00
Total Deposits                                                                                   2,420,078.52

Withdrawals
    Reimbursement for Servicer Advances                                                                  0.00
    Payment of Service Fee                                                                          59,442.15
    Payment of Interest and Principal                                                            2,360,636.37
Total Withdrawals (Pool Distribution Amount)                                                     2,420,078.52

Ending Balance                                                                                           0.00


                                            PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                                                          0.00
Servicing Fee Support                                                                                    0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                  0.00

                                                         SERVICING FEES

Gross Servicing Fee                                                                                 44,545.35
Pool Insurance Fee                                                                                  13,115.00
Trustee Fee                                                                                          1,781.80
Supported Prepayment/Curtailment Interest Shortfall                                                      0.00
Net Servicing Fee                                                                                   59,442.15

                                                         OTHER ACCOUNTS

                                               Beginning          Current          Current          Ending
Account Type                                     Balance      Withdrawals         Deposits         Balance
Financial Guaranty                                    0.00              0.00              0.00             0.00

                                                       DELINQUENCY STATUS

                                                                            Percentage Delinquent
                                                                                  Based On
                                   Current           Unpaid
                                    Number        Principal                 Number            Unpaid
                                  Of Loans          Balance               Of Loans           Balance
30 Days                                  79      4,741,396.00               4.595695%          4.500212%
60 Days                                  24      1,540,872.00               1.396161%          1.462491%
90+ Days                                  4        215,542.00               0.232693%          0.204578%
Foreclosure                              44      2,206,130.00               2.559628%          2.093909%
REO                                      10      1,144,446.32               0.581734%          1.086231%
Totals                                  161      9,848,386.32               9.365910%          9.347421%

                                                       OTHER INFORMATION

Current Period Realized Loss - Includes Interest Shortfall                                           0.00
Cumulative Realized Losses - Includes Interest Shortfall                                        94,586.69
Current Period Class A Insufficient Funds                                                            0.00
Principal Balance of Contaminated Properties                                                         0.00
Periodic Advance                                                                               222,199.09


                                 SUBORDINATION LEVEL/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                                                                                       Current          Next
                       Original $    Original %          Current $     Current %         Class%    Prepayment%
Class    A               0.00       0.00000000%            0.00      0.00000000%     97.906513%      0.000000%

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure



                              COLLATERAL STATEMENT
Collateral Description                                               Mixed Fixed

Weighted Average Gross Coupon                                         9.772510%
Weighted Average Net Coupon                                           9.272510%
Weighted Average Pass-Through Rate                                    9.252510%
Weighted Average Maturity(Stepdown Calculation )                            218
Beginning Scheduled Collateral Loan Count                                 1,744

Number Of Loans Paid In Full                                                 25
End Scheduled Collateral Loan Count                                       1,719
Beginning Scheduled Collateral Balance                           106,908,830.48
Ending Scheduled Collateral Balance                              105,359,391.67
Ending Actual Collateral Balance at 30-Nov-1998                  105,359,391.67
Monthly P &I Constant                                                984,053.35
Class A Optimal Amount                                             2,373,751.37
Ending Scheduled Balance for Premium Loans                       105,359,391.67

Required Overcollateralization Amount                              5,400,013.61
Overcollateralization Increase Amount                                      0.00
Overcollateralization reduction Amount                                     0.00
Specified O/C Amount                                                       0.00
Overcollateralized Amount                                          1,985,120.69
Overcollateralized Deficiency Amount                                       0.00
Base Overcollateralized Amount                                             0.00
Extra principal distribution Amount                                  220,564.51
Excess Cash Amount                                                   220,564.51

Bankruptcy                                                  28 $1,784,520.00
Aggregate Balance - 3 largest loans                              $651,523.86
Rolling Loss Percentage                                               .0788%
Delinquency Percentage                                                4.321%
Overcollateralization Deficit                                          $0.00
Overcollateralization Surplus                                          $0.00